                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported        December 22, 2005
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                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

           CANADA                    001-32312                98-0442987
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(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)

  3399 Peachtree Road NE, Suite 1500, Atlanta, GA           30326
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     (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code     (404) 814-4200
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).  Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers

     On December 22, 2005, Novelis Inc. announced that it has initiated a search to replace Geoff Batt, Chief Financial Officer (Principal Financial Officer),
and Jo-Ann Longworth, Controller (Principal Accounting Officer). Once respective successors for Mr. Batt and Ms. Longworth have been appointed, the termination of their employment will become effective.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Novelis Inc.
                                       (Registrant)

Date:  December 29, 2005
                                       /s/ David Kennedy
                                       David Kennedy
                                       Secretary

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